EXHIBIT 99.1

          Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
            Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Mark T. Wood, the Principal  Executive  Officer of iDial Networks,  Inc. (the
"Company"),  certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350, that to the best of my knowledge:

(1)  the Quarterly  Report on Form 10-QSB of the Company for the fiscal  quarter ended March 31, 2003 (the "Report") fully complies with the requirements of
     Section 13 (a) or 15 (d) of the Securities  Exchange Act of 1934 (15 U.S.C.
     78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003

                                          By:/s/Mark T. Wood
                                          Name: Mark T. Wood
                                          Title: Principal Executive Officer